                                                      Exhibit A to
                                                     Form U-12(I)-B
--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
Corp Dev.
--------------------------------------------------------------------------------------------------------------------------
Mitchell S. Taylor  1221 Lamar, Ste. 1600   Enron Corp.    Managing Director Represents Enron Corp. and
                    Houston, TX 77010                                        its subsidiaries with respect
                                                                             to various matters with the
                                                                             SEC and FERC
--------------------------------------------------------------------------------------------------------------------------
David M. Koogler    1221 Lamar, Ste. 1600   Enron Corp.    Vice President &  Represents Enron Corp. and
                    Houston, TX 77010                         Asst. Gen.     its subsidiaries with respect
                                                                Counsel      to various matters with the
                                                                             SEC and FERC
--------------------------------------------------------------------------------------------------------------------------
W. Lance Schuler    1221 Lamar, Ste. 1600   Enron Corp.    Managing          Represents Enron Corp.
                    Houston, TX 77010                      Director &        and its subsidiaries
                                                           General Counsel,  with respect to various matters
                                                           Corporate         relating to the SEC.
                                                           Development
--------------------------------------------------------------------------------------------------------------------------
George McCormick    1221 Lamar, Ste. 1600   Enron Corp.    Managing Director Represents Enron Corp. and
                    Houston, TX 77010                                        its subsidiaries with respect
                                                                             to various matters relating
                                                                             to the SEC.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Finance
--------------------------------------------------------------------------------------------------------------------------
Joel Nathan Ephross 1221 Lamar, Suite       Enron Corp.      Asst General    Negotiation of settlements in
                    1600                                        Counsel      connection with Investigation
                    Houston, Texas 77010                                     of Certain Enron-Affiliated
                                                                             QFs, Docket Nos. EL03-47-000
                                                                             and EL03-117-000.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Enron Corp.
--------------------------------------------------------------------------------------------------------------------------
Robert H. Walls,    1221 Lamar, Suite       Enron Corp.     Executive Vice   Represents Enron Corp. and
Jr.                 1600                                      President &    its subsidiaries with respect
                    Houston, Texas 77010                    General Counsel  to various matters with the
                                                                             SEC and FERC
--------------------------------------------------------------------------------------------------------------------------


                                                             1



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Atlantic Water   Class B Director
                                          Trust

                                          Enron CTS        Director, Managing
                                          International,   Director and
                                          Inc.             General Counsel

                                          Enron Corp.      Director
                                          Political
                                          Action
                                          Committee,
                                          Inc., Enron
                                          Servicios de
                                          Energia, S.A.,
                                          Enron
                                          Transportadora
                                          (Bolivia) S.A.,
                                          Portland
                                          General
                                          Electric
                                          Company and
                                          Sagebrush
                                          Partner
                                          Seventeen, Inc.

                                          Enron Global     Oversight
                                          Power &          Committee, Member
                                          Pipelines
                                          L.L.C.

                                          Enron            Director and
                                          International    Chairman
                                          Global Funding
                                          Ltd.
--------------------------------------------------------------------------------------------------------------------------


                                                             2



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
Bonnie White        1221 Lamar, Suite       Enron Corp.        Managing      Represents Enron Corp. and
                    1600                                      Director &     its subsidiaries with respect
                    Houston, Texas 77010                   General Counsel,  to various matters with the
                                                              Litigation     SEC and FERC
--------------------------------------------------------------------------------------------------------------------------
Dave Grant          1221 Lamar, Suite       Enron Corp.      Asst. General   Represents Enron Corp. and
                    1600                                        Counsel      its subsidiaries with respect
                    Houston, Texas 77010                                     to various matters with the
                                                                             SEC and FERC
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Wholesale
--------------------------------------------------------------------------------------------------------------------------
Vicki Sharp         1221 Lamar, Ste. 1600 Bentley Energy   Director,         Handles litigation and
                    Houston, TX 77010     Services, Inc.,  Managing          investigations by FERC with
                                          Enron Energy     Director,         respect to Enron Corp. and
                                          Services Mexico  General Counsel   its affiliates
                                          Holding Co.,     & Secretary.
                                          Enron Energy
                                          Services Mexico
                                          Holding Co.

                                          Brant LLC and    Manager (LLC),
                                          Teal LLC         Managing
                                                           Director,
                                                           General Counsel
                                                           and Secretary

                                          Cortez Energy    Managing
                                          Services, LLC    Director,
                                                           General Counsel
                                                           and Asst.
                                                           Secretary

                                          Clinton Energy   Managing
                                          Management       Director,
                                          Services, Inc.,  General Counsel
                                          EES Property     and Secretary
--------------------------------------------------------------------------------------------------------------------------


                                                             3



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Services, Inc.,
                                          EES Service
                                          Holdings, Inc.,
                                          EESO Merchant
                                          Investments,
                                          Inc.

                                          EFS XV, Inc.,    Vice President
                                          EFS XVII, Inc.,  and General
                                          and Enron        Counsel
                                          Facility
                                          Services, Inc.

                                          Energia          Alternate Manager
                                          Eficiente de
                                          Mexico Holding,
                                          S. de R.L. de
                                          C.V., Energia
                                          Eficiente de
                                          Mexico
                                          Operaciones, S.
                                          de R.L. de C.V.
                                          and Energia
                                          Eficiente de
                                          Mexico
                                          Servicios, S.
                                          de R.L. de C.V.

                                          Enron
                                          Acquisition III  Managing
                                          Corp., Enron     Director,
                                          Energy           General Counsel
                                          Information      and Secretary
                                          Solutions,
                                          Inc., Enron
                                          Energy
--------------------------------------------------------------------------------------------------------------------------


                                                             4



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Marketing
                                          Corp., Enron
                                          Energy Services
                                          International
                                          Co., Enron
                                          Energy Services
                                          International
                                          Leasing, Inc.,
                                          Enron Energy
                                          Services North
                                          America, Inc.,
                                          Enron Energy
                                          Services
                                          Operations,
                                          Inc., Enron
                                          Energy
                                          Services, Inc.,
                                          Enron Energy
                                          Services, LLC,
                                          Enron Federal
                                          Solutions, Inc.
                                          and Tenant
                                          Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
Charles C. Ward     1221 Lamar, Ste. 1600   Enron North     Vice President   Contact with FERC in
                    Houston, TX 77010      America Corp.                     connection with FERC's
                                                                             investigation into the
                                                                             QF status of certain
                                                                             power plants in which
                                                                             Enron and its affiliates
                                                                             held interests subsequent
                                                                             to the purchase of
                                                                             Portland General
--------------------------------------------------------------------------------------------------------------------------


                                                             5



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
Enron Wind
--------------------------------------------------------------------------------------------------------------------------
Eric D. Gadd        1221 Lamar, Suite     Enron Wind LLC,  President and     Mr. Gadd also serves in
                    1600                  Cabazon          Chief Executive   various capacities at various
                    Houston, Texas 77010  Holdings LLC,    Officer           subsidiaries of Enron Wind
                                          Cabazon Power                      LLC.  Mr. Gadd is involved in
                                          Partners LLC,                      communications with the
                                          Enron Wind                         Federal Energy Regulatory
                                          Cabazon Funding                    Commission related to certain
                                          LLC, Enron Wind                    investigations regarding the
                                          Cabazon LLC,                       qualifying facility status of
                                          Enron Wind                         certain wind farm projects
                                          Constructors                       that are owned and/or managed
                                          LLC, Enron Wind                    by affiliates of Enron Wind
                                          Development                        LLC.  Mr. Gadd is also
                                          LLC, Enron Wind                    involved in communications
                                          Domestic                           with the Securities &
                                          Holding LLC,                       Exchange Commission regarding
                                          Enron Wind                         certain filings under the
                                          EXPAT LLC,                         1934 Exchange Act for a
                                          Enron Wind                         partnership in which a
                                          Energy Systems                     subsidiary of Enron Wind LLC
                                          LLC, Enron Wind                    is the general partner.
                                          International
                                          Holding LLC,
                                          Enron Wind Lake
                                          Benton II LLC,
                                          Enron Wind Lake
                                          Benton LLC, Enron
                                          Wind Maintenance
                                          LLC, Enron Wind
                                          Storm Lake I LLC,
                                          Enron Wind Storm
--------------------------------------------------------------------------------------------------------------------------


                                                             6



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Lake II LLC, Enron
                                          Wind Systems, LLC,
                                          Enron Wind
                                          Technology LLC,
                                          Green Power
                                          Partners I LLC,
                                          Lake Benton Power
                                          Associates LLC,
                                          Lake Benton Power
                                          Partners L.L.C.,
                                          Sagebrush Partner
                                          Eighteen, Inc.,
                                          Sagebrush Partner
                                          Seventeen, Inc.,
                                          Sky River LLC,
                                          Storm Lake II
                                          Holdings LLC,
                                          Storm Lake Power
                                          Partners I LLC,
                                          Storm Lake Power
                                          Partners II LLC,
                                          Victory Garden LLC,
                                          Victory Garden
                                          Power Parnters I
                                          LLC, ZWHC LLC,
                                          Zond Construction
                                          II LLC, Zond
                                          Construction LLC,
                                          Zond Iowa
--------------------------------------------------------------------------------------------------------------------------


                                                             7



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Development LLC,
                                          Zond Mesa-VGIV
                                          LLC, Zond
                                          Minnesota
                                          Construction
                                          Company LLC,
                                          Zond Pacific, LLC,
                                          Zond Palm Springs
                                          Development LLC,
                                          Zond Windsystems
                                          Management II
                                          LLC, Zond
                                          Windsystems
                                          Management III
                                          LLC, Zond
                                          Windsystems
                                          Management IV
                                          LLC, Zond
                                          Windsystems
                                          Management LLC,
                                          Zond Windsystems
                                          Management V LLC
                                          and Zond Windsystems
                                          Operation LLC

                                          Enron Renewable   Director, President
                                          Energy Corp.      and Chief Executive
                                                            Officer
--------------------------------------------------------------------------------------------------------------------------


                                                             8



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Enron Solar      Director and
                                          Energy, LLC      President

                                          Enron Wind       Sole Director and
                                          Cayman Holding   Chairman
                                          Corp., Enron
                                          Wind Cayman
                                          Holding
                                          Honduras Ltd.,
                                          Zond Cayman
                                          Corporation,
                                          Zond Honduras
                                          LLC, Zond
                                          International
                                          Sales
                                          Corporation and
                                          Zond Power
                                          Partners of
                                          Honduras LLC

                                          Enron Wind       Managing Director
                                          Corp. Holdings
                                          B.V., Enron
                                          Wind GmbH,
                                          Enron Wind
                                          Holding GmbH,
                                          Enron Wind
                                          Rotor
                                          Production
                                          B.V., Enron
                                          Wind Service
                                          GmbH


                                          Enron Wind       Director
                                          Denmark ApS,
--------------------------------------------------------------------------------------------------------------------------


                                                             9



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Enron Wind
                                          Ireland
                                          Limited, Enron
                                          Wind Overseas
                                          Development
                                          Limited, Tacke
                                          Wind Energy
                                          India Private
                                          Limited, Tacke
                                          Wind Holding
                                          Private Limited

                                          Enron Wind Nat   Director and
                                          Sverige AB,      Chairman of the
                                          Enron Wind       Board
                                          Sverige AB,
                                          Vindkraftbolaget
                                          Utgrunden AB

                                          Enron Wind       Liquidator
                                          Italia S.r.l.

                                          Enron Wind de    Sole
                                          Espana, S.L.,    Administrator
                                          Tacke Energia
                                          Eolica, S.L.

                                          Zond Windsystem  Chairman and
                                          Energy           President
                                          Associates IV
--------------------------------------------------------------------------------------------------------------------------
John Lamb           1221 Lamar, Suite     Enron Wind LLC,  Vice President,   Mr. Lamb also serves in
                    1600                  Cabazon          General Counsel   various capacities at various
                    Houston, Texas 77010  Holdings         &        subsidiaries of
--------------------------------------------------------------------------------------------------------------------------


                                                             10



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          LLC, Cabazon     Secretary         Enron Wind LLC. Mr. Lamb is
                                          Power Partners                     involved in communications
                                          LLC, Enron                         with the Federal Energy
                                          Renewable Energy                   Regulatory Commission related
                                          Corp., Enron Wind                  to certain investigations
                                          Cabazon Funding                    regarding the qualifying
                                          LLC, Enron Wind                    facility status of certain
                                          Cabazon LLC,                       wind farm projects that are
                                          Enron Wind                         owned and/or managed by
                                          Constructors                       affiliates of Enron Wind LLC.
                                          LLC, Enron Wind                    Mr. Lamb may also be
                                          Development                        involved in future
                                          LLC, Enron Wind                    communications with the
                                          Domestic                           Securities & Exchange
                                          Holding LLC,                       Commission regarding certain
                                          Enron Wind                         filings under the 1934
                                          EXPAT LLC,                         Exchange Act for a
                                          Enron Wind                         partnership in which a
                                          Energy Systems                     subsidiary of Enron Wind LLC
                                          LLC, Enron Wind                    is the general partner.
                                          International
                                          Holding LLC,
                                          Enron Wind Lake
                                          Benton II LLC,
                                          Enron Wind Lake
                                          Benton LLC, Enron
                                          Wind Maintenance
                                          LLC, Enron Wind
                                          Storm Lake I LLC,
                                          Enron Wind Storm
                                          Lake II LLC, Enron
--------------------------------------------------------------------------------------------------------------------------


                                                             11



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Wind Systems,
                                          LLC, Enron Wind
                                          Technology LLC,
                                          Green Power
                                          Partners I LLC,
                                          Lake Benton Power
                                          Associates LLC,
                                          Lake Benton Power
                                          Partners L.L.C.,
                                          Sagebrush Partner
                                          Eighteen, Inc.,
                                          Sagebrush Partner
                                          Seventeen, Inc.,
                                          Sky River LLC,
                                          Storm Lake II
                                          Holdings LLC,
                                          Storm Lake Power
                                          Partners I LLC,
                                          Storm Lake Power
                                          Partners II LLC,
                                          Victory Garden LLC,
                                          Victory Garden
                                          Power Partners I LLC,
                                          ZWHC LLC, Zond
                                          Construction II
                                          LLC, Zond
                                          Construction LLC,
                                          Zond Iowa
                                          Development LLC,
--------------------------------------------------------------------------------------------------------------------------


                                                             12



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Zond Mesa-VGIV
                                          LLC, Zond
                                          Minnesota
                                          Construction
                                          Company LLC,
                                          Zond Pacific,
                                          LLC, Zond Palm
                                          Springs
                                          Development
                                          LLC, Zond
                                          Windsystem
                                          energy Associates
                                          IV, Zond
                                          Windsystems
                                          Management II
                                          LLC, Zond
                                          Windsystems
                                          Management III
                                          LLC, Zond
                                          Windsystems
                                          Management IV
                                          LLC, Zond
                                          Windsystems
                                          Management LLC,
                                          Zond Windsystems
                                          Management V
                                          LLC and Zond
                                          Windsystems
                                          Operation LLC

                                          Gurukripa        Director
                                          Windfarms
--------------------------------------------------------------------------------------------------------------------------


                                                             13



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Developers
                                          Private
                                          Limited,
                                          Jaishree
                                          Windfarms
                                          Developers
                                          Private
                                          Limited,
                                          Krishna
                                          Windfarms
                                          Developers
                                          Private
                                          Limited, Shivam
                                          Windfarms
                                          Developers
                                          Private
                                          Limited

                                          Mesa             Management
                                          Construction     Committee, Member
                                          Company, Mesa
                                          Construction
                                          Company II,
                                          Mesa Wind
                                          Developers
--------------------------------------------------------------------------------------------------------------------------
Mary Cilia          1221 Lamar, Suite     Enron Wind LLC,  Chief Financial   Ms. Cilia also serves in
                    1600                  Enron Renewable  Officer &         various capacities at various
                    Houston, Texas 77010  Energy Corp.,    Treasurer         subsidiaries of Enron Wind
                                          Enron Wind                         LLC. Ms. Cilia may be involved
                                          Development                        in future communications
                                          LLC, Enron Wind                    with the Federal Energy
                                          Domestic                           Regulatory Commission related
                                          Holding LLC,                       to certain investigations
                                          Enron Wind                         regarding the qualifying
                                          Energy Systems                     facility status of certain
                                          LLC, Enron Wind                    wind farm projects that are
                                          International                      owned and/or managed by
                                          Holding LLC,                       affiliates of Enron Wind LLC.
                                          Enron Wind                         Ms. Cilia may also be involved
                                          Systems, LLC,                      in future communications with the
                                          Enron Wind                         Securities & Exchange Commission
--------------------------------------------------------------------------------------------------------------------------


                                                             14



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Technology LLC,                    regarding certain
                                          Green Power                        filings under the 1934
                                          Parnters I LLC,                    Exchange Act for a
                                          Zond                               partnership in which a
                                          Construction II                    subsidiary of Enron Wind LLC
                                          LLC and Zond                       is the general partner.
                                          Construction LLC

                                          Cabazon          Chief Financial
                                          Holdings LLC,    Officer
                                          Cabazon Power
                                          Partners LLC,
                                          Enron Wind
                                          Cabazon Funding
                                          LLC, Enron Wind
                                          Cabazon LLC,
                                          Enron Wind
                                          Constructors,
                                          LLC, Enron
                                          Wind EXPAT LLC,
                                          Enron Wind Lake
                                          Benton II LLC,
                                          Enron Wind Lake
                                          Benton LLC,
                                          Enron Wind
                                          Maintenance
                                          LLC, Enron Wind
                                          Storm Lake I
                                          LLC, Enron Wind
                                          Storm Lake II
                                          LLC, Lake
                                          Benton Power
--------------------------------------------------------------------------------------------------------------------------


                                                             15



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                          Associates LLC,
                                          Lake Benton Power
                                          Partners L.L.C.,
                                          Sky River LLC,
                                          Victory Garden
                                          Power Partners
                                          I LLC and ZWHC
                                          LLC

                                          Mesa             Management
                                          Construction     Committee, Member
                                          Company, Mesa
                                          Construction
                                          Company II and
                                          Mesa Wind
                                          Developers
--------------------------------------------------------------------------------------------------------------------------
Johnna Kokenge      1221 Lamar, Suite       Enron Corp.                      Ms. Kokenge is a Director in
                    1600                                                     the accounting group for the
                    Houston, Texas 77010                                     Enron Wind business unit.
                                                                             Ms. Kokenge may be
                                                                             involved in future
                                                                             communications with the
                                                                             Federal Energy Regulatory
                                                                             Commission related to
                                                                             certain investigations
                                                                             regarding the qualifying
                                                                             facility status of certain
                                                                             wind farm projects that
                                                                             are owned and/or managed
                                                                             by affiliates of Enron
                                                                             Wind LLC. Ms. Kokenge
                                                                             may also be involved in
                                                                             future communications
                                                                             with the Securities &
                                                                             Exchange Commission
                                                                             regarding certain
                                                                             filings under the 1934
                                                                             Exchange Act for a
--------------------------------------------------------------------------------------------------------------------------


                                                             16



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                                                             partnership in which
                                                                             a subsidiary of Enron
                                                                             Wind LLC is the
                                                                             general partner.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Cross Country
--------------------------------------------------------------------------------------------------------------------------
William R. Cordes   13710 FNB Parkway,      See next column   President and  Duties include representing
                    Omaha, NE 68154                           Director of    Northern Border Partners,
                                                            Northern Plains  L.P., its majority owned
                                                              Natural Gas    subsidiaries, and certain
                                                              Company and    entities operated by Northern
                                                            Chief Executive  Plains Natural Gas Company
                                                              Officer and    before Executive and
                                                           Policy Committee  Legislative branches of the
                                                               member of     Federal Government
                                                            Northern Border
                                                            Partners, L.P.
                                                            Holds additional
                                                             director and
                                                              officer or
                                                              equivalent
                                                             positions of
                                                                certain
                                                              affiliated
                                                              entities of
                                                            Northern Border
                                                            Partners, L.P.
--------------------------------------------------------------------------------------------------------------------------
Jerry L. Peters     13710 FNB Parkway,    See next column   Vice President,  Duties include representing
                    Omaha, NE 68154                            Finance,      Northern Border Partners,
                                                             Treasurer and   L.P., its majority owned
                                                              Director of    subsidiaries, and certain
                                                            Northern Plains  entities operated by Northern
                                                              Natural Gas    Plains Natural Gas Company
                                                              Company and    before Executive and
                                                            Chief Financial  Legislative branches of the
                                                            and Accounting   Federal Government
                                                              Officer of
                                                            Northern Border
--------------------------------------------------------------------------------------------------------------------------


                                                             17



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                                            Partners, L.P.
                                                           Holds additional
                                                              director and
                                                              officer or
                                                              equivalent
                                                             positions of
                                                                certain
                                                              affiliated
                                                              entities of
                                                            Northern Border
                                                            Partners, L.P.
--------------------------------------------------------------------------------------------------------------------------
Janet K. Place      13710 FNB Parkway,    See next column   Vice President,  Duties include representing
                    Omaha, NE 68154                         General Counsel  Northern Border Partners,
                                                             and Assistant   L.P., its majority owned
                                                             Secretary of    subsidiaries, and certain
                                                            Northern Plains  entities operated by Northern
                                                              Natural Gas    Plains Natural Gas Company
                                                            Company. Holds   before Executive and
                                                              additional     Legislative branches of the
                                                             director and    Federal Government
                                                              officer or
                                                              equivalent
                                                             positions of
                                                                certain
                                                              affiliated
                                                              entities of
                                                            Northern Border
                                                            Partners, L.P.
--------------------------------------------------------------------------------------------------------------------------
Raymond D. Neppl    13710 FNB Parkway,    See next column   Vice President,  Duties include representing
                    Omaha, NE 68154                           regulatory     Northern Border Partners,
                                                              Affairs and    L.P., its majority owned
                                                            Market Services  subsidiaries, and certain
                                                              of Northern    entities operated by Northern
                                                            Plains Natural   Plains Natural Gas Company
                                                             Gas Company.    before Executive and
                                                           Holds additional  Legislative branches of the
                                                             director and    Federal Government
                                                              officer or
                                                              equivalent
                                                             positions of
                                                                certain
                                                              affiliated
                                                              entities of
                                                              Northern
--------------------------------------------------------------------------------------------------------------------------


                                                             18



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                                            Border Partners,
                                                                 L.P.
--------------------------------------------------------------------------------------------------------------------------
Eva N. Neufeld      13710 FNB Parkway,    Northern Plains      Assistant     Duties include representing
                    Omaha, NE 68154         Natural Gas     General Counsel  Northern Border Partners,
                                              Company                        L.P., its majority owned
                                                                             subsidiaries, and certain
                                                                             entities operated by Northern
                                                                             Plains Natural Gas Company
                                                                             before Executive and
                                                                             Legislative branches of the
                                                                             Federal Government.
--------------------------------------------------------------------------------------------------------------------------
Drew Fossum         1331 Lamar, Ste. 650    CrossCountry       Sr. Vice      FGT rate case - FERC
                    Houston, TX 77010          Energy         President &    Commissioners
                                           Services, LLC    General Counsel  TW contract - Stuart Fischer,
                                          (subsidiaries -                    Office of Market Oversight &
                                            Florida Gas                      Investigations
                                           Transmission &
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------
William Rapp        1331 Lamar, Ste. 650    CrossCountry     Asst. General   Deal with various FERC staff
                    Houston, TX 77010          Energy           Counsel      members re TW tariff, rate
                                           Services, LLC                     and investigative matters
                                           (subsidiary -
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------
Shelley Corman      1331 Lamar, Ste. 650    CrossCountry    Sr. VP & Chief   Deal with various FERC staff
                    Houston, TX 77010          Energy         Commercial     members re TW tariff, rate
                                           Services, LLC        Officer      and investigative matters
                                           (subsidiary -
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------
Stephen Veatch      1331 Lamar, Ste. 650    CrossCountry     Sr. Director,   Deals with various FERC staff
                    Houston, TX 77010          Energy       Cert & Reports   members re TW Certificate
                                           Services, LLC                     application matters
                                           (subsidiary -
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------


                                                             19



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
Robert Kilmer, III  1331 Lamar, Ste. 650    CrossCountry      VP Rates &     Deals with various FERC staff
                    Houston, TX 77010          Energy        Certificates    members re TW Certificate
                                           Services, LLC                     application & San Juan
                                           (subsidiary -                     expansion
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------
Kelly Allen         1331 Lamar, Ste. 650    CrossCountry      Sr. Analyst    Deals with various FERC staff
                    Houston, TX 77010          Energy          Rate/Reg      members re TW San Juan
                                           Services, LLC                     expansion
                                           (subsidiary -
                                            Transwestern
                                           Pipeline Co.)
--------------------------------------------------------------------------------------------------------------------------
Blair Lichtenwalter 1331 Lamar, Ste. 650    CrossCountry   Manager, Rates &  Deals with various FERC staff
                    Houston, TX 77010     Energy Services       Tariffs      members re FGT rate case
                                               & its
                                             subsidiary
                                            Florida Gas
                                            Transmission
                                              Company
--------------------------------------------------------------------------------------------------------------------------
Dorothy McCoppin    1331 Lamar, Ste. 650    Florida Gas      VP & General    Deals with certain FERC staff
                    Houston, TX 77010       Transmission        Counsel      members re FGT rate case
                                              Company                        settlement conferences (two
                                                                             held in March, 2004) or FGT
                                                                             rate case, set for hearing in
                                                                             August, 2004; deals with
                                                                             advisory, enforcement, or
                                                                             litigation staff, as
                                                                             required, in handling rate,
                                                                             certificate, regulatory, or
                                                                             compliance matters involving
                                                                             FGT
--------------------------------------------------------------------------------------------------------------------------
M. Frazier King,    1331 Lamar, Ste. 650    Florida Gas      Sr. Counsel II  Provides legal advice
Jr.                 Houston, TX 77010       Transmission                     concerning a variety of
                                              Company                        matters to FGT including, as
                                                                             necessary, advice relating to
                                                                             matters related to the
                                                                             Natural Gas Act, the Natural
                                                                             Gas Policy Act and the Federal
--------------------------------------------------------------------------------------------------------------------------


                                                             20



--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Compensation
                                                                                                             (submitted
                                                                                                               under a
                                                                                                             request for
                                                                                                            confidential
                                                                                                            treatment as
       Name           Business Address        Company            Title            Summary Description        Exhibit B)
--------------------------------------------------------------------------------------------------------------------------
                                                                             Power Act. Occasionally
                                                                             appears before the
                                                                             Federal Energy Regulatory
                                                                             Commission and its staff
--------------------------------------------------------------------------------------------------------------------------



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